MML SERIES INVESTMENT FUND II

Supplement dated June 1, 2010 to the

Prospectus dated May 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information for the MML Blend Fund found on page 3 in the first paragraph in the section titled Principal Investment Strategies:

The Fund seeks its investment objective by investing across different asset classes (equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. Under normal market conditions, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), expects that 50%-70% of the Fund’s net assets will be invested in equity securities (the Core Equity Segment), 30%-50% of the Fund’s net assets will be invested in fixed income securities (the Core Bond Segment), and up to 20% of the Fund’s net assets will be invested in money market instruments (the Money Market Segment). Babson Capital typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund may hold a portion of its assets in cash. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments or cash.

The following information replaces similar information for the MML Blend Fund found on page 3 in the second sentence of the second paragraph in the section titled Principal Investment Strategies:

The Fund expects normally to invest most of its assets in common stocks of large capitalization U.S. companies, although it may invest in companies of any size and may also purchase ADRs and securities of foreign issuers that trade on domestic exchanges or in the over-the-counter markets.

The following information replaces similar information for the MML Blend Fund found on page 6 in the section titled Portfolio Managers:

Chris C. Cao is a Managing Director and member of Babson Capital’s Quantitative Management Equity Team and manages the Core Equity Segment of the Fund. He has managed the Fund since June 2001.

Michael F. Farrell is a Managing Director and member of Babson Capital’s Quantitative Equity Team, manages the Core Equity Segment of the Fund and is responsible for the Fund’s asset allocation. He has managed the Fund since October 2000.

The following information replaces similar information for the MML Money Market Fund found on page 32 in the section titled Principal Investment Strategies:

The Fund invests in high quality debt instruments, including commercial paper and other corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and certificates of deposit and bankers’ acceptances. The Fund may enter into repurchase transactions (including reverse repurchase agreements) and forward commitments.

In managing the Fund, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which sets forth the requirements for money market funds regarding credit quality, diversification and maturity. These requirements include holding investments which are generally rated in the two highest rating categories as rated by a major credit agency and investments which generally have a maturity of 397 days or less and a dollar-weighted average portfolio maturity of 60 days or less.

The following information replaces similar information for the MML Money Market Fund found on page 32 in the first paragraph in the section titled Principal Risks:

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

The following information replaces similar information for Babson Capital Management LLC (“Babson Capital”) found on pages 60 and 61 in the section titled Subadvisers and Portfolio Managers:

Chris C. Cao

is a Managing Director and member of Babson Capital’s Quantitative Management Equity Team. Mr. Cao shares principal responsibility for managing the MML Enhanced Index Core Equity Fund and the Core Equity Segment of the MML Blend Fund. Mr. Cao, a Chartered Financial Analyst, has over 11 years of industry experience. Prior to joining Babson Capital in 2001, Mr. Cao was employed by Aeltus Investment Management and more recently at INVESCO.

Michael F. Farrell

is a Managing Director and shares principal responsibility for managing the MML Enhanced Index Core Equity Fund and the Core Equity Segment of the MML Blend Fund. He is also responsible for asset allocation for the MML Blend Fund. Mr. Farrell, a Managing Director of Babson Capital, has over 22 years of experience and was recognized as one of the nation’s top 100 mutual fund managers by Barron’s in 2007 and 2006. Prior to joining Babson Capital in 2000, Mr. Farrell worked as an economist and quantitative portfolio manager at Aeltus Investment Management.

The following information replaces similar information for the MML Money Market Fund found on page 67 in the first paragraph in the section titled Determining Net Asset Value:

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total NAV of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. It is the intention of the MML Money Market Fund to maintain a stable NAV per share, although this cannot be assured.

The following information replaces similar information for the MML Money Market Fund found on page 68 in the sixth paragraph in the section titled Taxation and Distributions:

If MML Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market Fund’s NAV per share were reduced, or were anticipated to be reduced, below its otherwise stable NAV per share, the Fund might suspend further dividend payments until the NAV returned to the prior NAV. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-10-01

MML SERIES INVESTMENT FUND II

MML Blend Fund

Supplement dated June 1, 2010 to the

Summary Prospectus dated May 1, 2010

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

The following information replaces similar information found in the first paragraph in the section titled Principal Investment Strategies:

The Fund seeks its investment objective by investing across different asset classes (equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. Under normal market conditions, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), expects that 50%-70% of the Fund’s net assets will be invested in equity securities (the Core Equity Segment), 30%-50% of the Fund’s net assets will be invested in fixed income securities (the Core Bond Segment), and up to 20% of the Fund’s net assets will be invested in money market instruments (the Money Market Segment). Babson Capital typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund may hold a portion of its assets in cash. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments or cash.

The following information replaces similar information found in the second sentence of the second paragraph in the section titled Principal Investment Strategies:

The Fund expects normally to invest most of its assets in common stocks of large capitalization U.S. companies, although it may invest in companies of any size and may also purchase ADRs and securities of foreign issuers that trade on domestic exchanges or in the over-the-counter markets.

The following information replaces similar information in the section titled Portfolio Managers:

Chris C. Cao is a Managing Director and member of Babson Capital’s Quantitative Management Equity Team and manages the Core Equity Segment of the Fund. He has managed the Fund since June 2001.

Michael F. Farrell is a Managing Director and member of Babson Capital’s Quantitative Equity Team, manages the Core Equity Segment of the Fund and is responsible for the Fund’s asset allocation. He has managed the Fund since October 2000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

10-01

MML SERIES INVESTMENT FUND II

MML Money Market Fund

Supplement dated June 1, 2010 to the

Summary Prospectus dated May 1, 2010

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

The following information replaces similar information found in the section titled Principal Investment Strategies:

The Fund invests in high quality debt instruments, including commercial paper and other corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and certificates of deposit and bankers’ acceptances. The Fund may enter into repurchase transactions (including reverse repurchase agreements) and forward commitments.

In managing the Fund, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which sets forth the requirements for money market funds regarding credit quality, diversification and maturity. These requirements include holding investments which are generally rated in the two highest rating categories as rated by a major credit agency and investments which generally have a maturity of 397 days or less and a dollar-weighted average portfolio maturity of 60 days or less.

The following information replaces similar information found in the first paragraph in the section titled Principal Risks:

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

10-01

MML SERIES INVESTMENT FUND II

Supplement dated June 1, 2010 to the

Statement of Additional Information dated May 1, 2010

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The following information replaces similar information found on page B-4 in the first and second paragraphs under the MML Money Market heading in the section titled Additional Investment Policies:

For so long as MML Money Market values its portfolio instruments on the basis of amortized cost (see “Purchase, Redemption and Pricing of Securities Being Offered”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. MML Money Market must maintain a dollar-weighted average portfolio maturity of 60 days or less, generally must purchase instruments having remaining maturities of thirteen months (generally 397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

MML Money Market’s non-fundamental investment policy is that, at the time it acquires a security, it will invest at least 97% of its net assets in First Tier Securities and no more than 3% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if, among other things, (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by only one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), other NRSROs include Fitch Ratings (“Fitch”). A Second Tier Security is any security that is not a First Tier Security. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment adviser or subadviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

The following information replaces similar information found on page B-28 in the first sentence of the first paragraph under the Illiquid Securities heading in the section titled Additional Investment Policies:

Each Fund may invest not more than 15% (5% in the case of MML Money Market) of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by a Fund.

The following information replaces similar information found on page B-40 in the section titled Investment Restrictions of the Funds:

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

1.	sell securities short, but reserves the right to sell securities short against the box.

2.	invest more than 15% of its net assets in illiquid securities (5% in the case of MML Money Market). This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyer pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the subadviser pursuant to Board approved guidelines.

3.	to the extent that shares of the Fund are purchased or otherwise acquired by other series of MML II Trust or other series of registered open-end investment companies in MML II Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (2) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities (5% in the case of MML Money Market), it would consider appropriate steps to protect liquidity.

The following information replaces similar information for the MML Money Market Fund found on page B-62 in the last sentence of the second paragraph in the section titled Purchase, Redemption and Pricing of Securities Being Offered:

It is the intention of MML Money Market to maintain a stable NAV per share, although this cannot be assured.

The following information replaces similar information found on pages B-63 and B-64 under the MML Money Market heading in the section titled Purchase, Redemption and Pricing of Securities Being Offered:

MML Money Market’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML Money Market would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of MML Money Market’s portfolio instruments based upon their amortized cost and the concomitant maintenance of a stable NAV per share is permitted in accordance with Rule 2a-7 under the 1940 Act.

The Board has established procedures designed to stabilize, to the extent reasonably possible, MML Money Market’s NAV per share as computed for the purpose of sales and redemptions. Such procedures include periodic review of MML Money Market’s portfolio holdings to determine the extent of any deviation between the NAV of MML Money Market calculated by using available market quotations and its NAV calculated using amortized cost, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations (which would likely differ from the Fund’s NAV calculated using amortized cost); or suspending redemptions and liquidating the Fund.

Since the net income of MML Money Market is declared as a dividend each time it is determined, the NAV per share of MML Money Market typically remains the same immediately after each determination and dividend declaration as before. Any increase in the value of a shareholder’s investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its NAV per share or income for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market’s NAV per share were reduced, or were anticipated to be reduced, below its otherwise stable NAV per share, the Board might suspend further dividend payments until the NAV returned to the prior NAV. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-10-01